Filed pursuant to Rule 497(e)
Registration Nos. 033-38074; 811-06260

QUAKER INVESTMENT TRUST

Supplement dated February 13, 2014
To the Prospectus and Statement of Additional Information Dated
October 29, 2013 for the Quaker Small Cap Growth Tactical Allocation Fund

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus and Statement of Additional Information.

The Prospectus and Statement of Additional Information of Quaker Investment Trust (the “Trust”), dated October 29, 2013, are hereby supplemented with the following information:

On February 13, 2014 (the “Effective Date”), the shareholders of the Quaker Small Cap Growth Tactical Allocation Fund (the “Fund”) approved the liquidation and dissolution of the Fund. All references to the Fund in the Prospectus and Statement of Additional Information should be disregarded as of the Effective Date.

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Please retain this supplement for future reference.